Exhibit 10.11

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made and entered into this 8th day of May, 2013, by and among SECURITY NATIONAL FINANCIAL CORPORATION, a Utah corporation (“Security National Financial”), SECURITY NATIONAL LIFE INSURANCE COMPANY, a Utah corporation and wholly owned subsidiary of Security National Financial (“Security National Life”); SECURITYNATIONAL MORTGAGE COMPANY,  a Utah corporation and wholly owned subsidiary of Security National Financial (“SecurityNational Mortgage”); GREEN STREET MORTGAGE SERVICES, INC. a Utah corporation and wholly owned subsidiary of Security National Financial (“Green Street Mortgage”); SELECT APPRAISAL MANAGEMENT, INC., a Utah corporation and wholly owned subsidiary of Security National Financial (“Select Appraisal Management”); and DRY CREEK PROPERTY DEVELOPMENT, INC., a Utah corporation and wholly owned subsidiary of Security National Financial (“Dry Creek Development”). Hereinafter, all the above corporations shall be collectively referred to as the “Corporations” and singularly referred to as a “Corporation.”

RECITALS:

WHEREAS, Security National Financial currently owns all of the outstanding shares of common stock of SecurityNational Mortgage, Green Street Mortgage and Select Appraisal Management; and

WHEREAS, Security National Financial desires to develop the appraisal business of Select Appraisal Management through the contribution of  all the shares of common stock that it owns in Select Appraisal Management to Green Street Mortgage, and Green Street Mortgage desires to develop, manage and oversee the appraisal business of Select Appraisal Management; and

WHEREAS, SecurityNational Mortgage desires to assist in the development of the appraisal business of Green Street Mortgage and Select Appraisal Mortgage through the assignment and transfer of all its appraisal management contracts and related operations to Select Appraisal Management, and Green Street Mortgage and Select Appraisal Management desire to receive such appraisal management contracts and related operations that will assist Green Street Mortgage in developing the appraisal business of Select Appraisal Management; and

WHEREAS, SecurityNational Mortgage desires to transfer to Security National Financial, in the form of a dividend, beginning as of January 1, 2013, the net servicing income from the mortgage servicing rights that it retains from the mortgage loans that it originates and sells on a servicing retained basis to third party investors in connection with its mortgage loan operations, provided that such dividend payments will not violate the financial covenants that SecurityNational Mortgage currently has with its warehouse mortgage lenders; and

WHEREAS, Security National Financial currently owns all of the outstanding shares of common stock of both Security National Life and Dry Creek Development; and

WHEREAS, Security National Financial desires to help facilitate the funding and development of approximately 32 acres of land that it owns in Sandy, Utah, through the contribution of all the shares of common stock that it owns in Dry Creek Development to Security National Life;

NOW, THEREFORE, in consideration of the premises and the mutual and dependent promises hereinafter contained, the parties hereto do represent, warrant, covenant and agree as follows:

ARTICLE 1

THE TRANSACTIONS

1.1    Agreement to Consummate Transactions.  Subject to the terms and conditions of this Agreement and certain Assignments and Merger Agreements of even date herewith relating to portions of the transactions contemplate herein, the respective Corporations agree to consummate or cause to be consummated the transactions contemplated by Sections 1.2 through 1.11 of this Agreement (collectively, the “Transactions” or singularly, the “Transaction”).

1.2   Contribution of  Select Appraisal Management Stock to Green Street Mortgage.  Security National Financial hereby contributes all of the shares of common stock of Select Appraisal Management that it currently owns to Green Street Mortgage, and Green Street Mortgage agrees to accept the shares of Select Appraisal Management common stock as contributed by Security National Financial.

1.3    Value of Stock Transferred Hereunder.  The parties hereto hereby agree that the fair market value of the Select Appraisal Management common stock transferred pursuant to Section 1.2 is equal to the basis of such stock as carried on the books and records of SecurityNational Financial, the entity transferring such stock.

1.4   Assignment of Appraisal Management Contracts and Operations. SecurityNational Mortgage hereby assigns and transfers, in the form of a dividend, the appraisal management contracts and related operations that it owns to Security National Financial pursuant to the Assignment attached hereto as Exhibit 1, and Security National Financial agrees to accept such appraisal management contracts and related operations from SecurityNational Mortgage.

1.5    Contribution of Appraisal Management Contracts and Operations. Security National
Financial hereby assigns and transfers, in the form of a contribution, the appraisal management contracts and related operations, which it received in the form of a dividend from SecurityNational Mortgage, to Green Street Mortgage pursuant to the Assignment attached hereto as Exhibit 2.

1.6    Contribution of Appraisal Management Contracts and Operations. Green Street Mortgage hereby assigns and transfers, in the form of a contribution, the appraisal management contracts and related operations, which it received in the form of a contribution from Security National Financial, to Select Appraisal Management pursuant to the Assignment attached hereto as Exhibit 3.

1.7    Consent of Security National Financial.  Security National Financial agrees to the transaction described in Section 1.6.

1.8     Assignment  of  Income  from  Mortgage  Servicing  Operations. SecurityNational
Mortgage hereby assigns and transfers to Security National Financial pursuant to the Assignment attached hereto as Exhibit 4, in the form of a dividend, beginning as of January 1, 2013, the net servicing income from the mortgage servicing rights that it retains from the mortgage loans that it originates and sells on a servicing retained basis to third party investors in connection with its mortgage loan operations, and Security National Financial agrees to accept such net income from the mortgage servicing rights of SecurityNational Mortgage.  SecurityNational Mortgage shall pay such net income from its mortgage servicing rights on a monthly basis to Security National Financial, provided such payments do not violate the financial covenants that SecurityNational Mortgage is required to maintain with its warehouse mortgage lenders.

1.9    Contribution of Dry Creek Development Stock to Security National Life.  Security National Financial hereby contributes all of the shares of common stock of Dry Creek Development that it currently owns to Security National Life, and Security National Life agrees to accept the shares of Dry Creek Development common stock as contributed by Security National Financial.

1.10   Value of Stock Transferred Hereunder.  The parties hereto hereby agree that the fair market value of the Dry Creek Development common stock transferred pursuant to Section 1.9 is equal to the basis of such stock as carried on the books and records of Security National Financial, the entity transferring such stock.

1.11   Consent of Shareholders.  The parties hereto hereby consent to the consummation of the Transactions as set forth herein, which consent shall be effective as the consent of any party which is the sole shareholder of any entity affected by this Agreement.

ARTICLE 2

CLOSING

The Closing with respect to the Transactions contemplated by this Agreement shall be held on May 8, 2013, at 10:00 a.m., local time, at the offices of Security National Financial, 5300 South 360 West, Salt Lake City, Utah, or at such earlier or later time or times or at such other place or places as may be agreed upon by the parties, such time or times being collectively referred to herein as “Closing.”

ARTICLE 3

REGULATORY APPROVAL

All governmental regulatory approvals pertaining to a particular Transaction shall be obtained prior to consummation of that Transaction.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE CORPORATIONS

The Corporations hereby represent and warrant as follows:

4.1     Corporate Existence.  The Corporations are all corporations duly organized, validly existing and in good standing under the laws of their respective states of domicile and have full corporate power and authority to own all their properties and to carry on their businesses as they are now being conducted.

4.2     Corporate Authority.  The Corporations have the corporate power and authority to carry out the terms of this Agreement and have taken all requisite corporate action required to authorized the execution and delivery of all documents that may be required to complete the Transactions.  This Agreement has been duly executed and delivered by the Corporations, and is enforceable against them in accordance with its terms.

4.3     Miscellaneous.  The Corporations covenant and agree that from and after the date hereof and until the Closing:

(a)  They, through their own accountants, agents, attorneys and representatives, may make such investigation of the financial condition, properties, assets and business of each other as they may deem advisable; such investigation shall not, however, affect the representations and warranties made by the Corporations herein.  Each Corporation will permit the others and their representatives to have reasonable access to the premises and to all the books and records of each other and will furnish to each other such financial and operating data and other information with respect to its business and properties as the others may from time to time reasonably request;

(b)   The Corporations will carry on their business diligently and substantially in the same manner as heretofore conducted;

(c)  Except as otherwise provided herein, the Corporations will not declare, set aside, pay or make any dividend or other distribution or make any direct or indirect redemption, purchase or other acquisition of any of the Corporations’ capital stock;

(d)   Except as otherwise provided herein, the Corporations will not issue or agree to issue any shares of their capital stock;

(e)  Except as otherwise provided herein, the Corporations will not incur any liability or obligation, make any commitment or disbursement, acquire or dispose of any property or asset, make any contract or agreement, or engage in any transaction, except in the ordinary course of their business (which shall include the continuation of the sale of new insurance policies);

(f)   The Corporations will not subject themselves to any lien, claim, charge, option or encumber any of their subject properties or assets other than in the ordinary course of business;

(g)  The Corporations will not amend their Articles of Incorporation or their Bylaws other than as requested and consented to by the others;

                     (h) The Corporations will use their best efforts to preserve their business organizations intact, to maintain their present employees and to preserve their presents relationships with policyholders and others having business dealings with them; and

         (i)   The Corporations will not commit any act or omit to do any act which will  cause a material breach of or material default in any contract, agreement, commitment or obligation to which they may be a party.

4.4    Cooperation with Respect to Required Filings.  The Corporations agree that they will take all actions necessary and appropriate to acquire any requisite governmental approvals for the Transactions, including any order required from or ruling required from a state insurance department.  This action on the part of the Corporations shall include cooperation with the others in obtaining requisite approvals.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF
SECURITY NATIONAL FINANCIAL

Security National Financial hereby represents and warrants that it has authorized capital stock consisting of 20,000,000 shares of Class A common stock, $2.00 par value per share, of which 10,946,488 Class A common shares are issued and outstanding, and are fully paid and nonnaccessible; 5,000,000 shares of Class B common stock, $1.00 par value per share, of which there are no Class B common shares issued and outstanding;  15,000,000 shares of Class C common stock, $.20 par value per share, of which 11,398,388 Class C common shares are issued and outstanding, and are fully paid and nonacessible; and 5,000,000 shares of Preferred Stock, $1.00 par value per share, of which there are no preferred shares issued and outstanding.  Security National Financial also has outstanding stock options to purchase a total of 773,751 shares of Class A common stock and a total of 5,838,505 shares of Class C common stock.  Security National Financial does not have any outstanding warrants to purchase, or contracts to issue, or contracts or any of the rights entitling anyone to acquire securities convertible into shares of its capital stock.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF
SECURITY NATIONAL LIFE

Security National Life hereby represents and warrants that it has authorized capital stock consisting of 50,000 shares of common stock, $170.00 par value per share, of which 15,000 shares are issued and outstanding, and are fully paid and nonaccessible; and 10,000 shares of Preferred Stock, $170.00 par value per share, of which no preferred shares are issued and outstanding.  Security National Life does not have  outstanding any options or warrants to purchase, or contracts to issue, or contracts for any other rights entitling anyone to acquire securities convertible into shares of its capital stock.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES OF
SECURITYNATIONAL MORTGAGE

SecurityNational Mortgage hereby represents and warrants that it has authorized capital stock consisting of 1,000,000 shares of Class A common stock, $1.00 par value per share, of which 274,974 Class A shares are issued and outstanding, and are fully paid and nonaccessible; 500,000 shares of Class B common stock, $1.00 par value per share, of which no Class B common shares are issued and outstanding; and 500,000 shares of Preferred Stock, $1.00 par value per share, of which no preferred shares are issued and outstanding.  SecurityNational Mortgage does not have  outstanding any options or warrants to purchase, or contracts to issue, or contracts for any other rights entitling anyone to acquire securities convertible into shares of its capital stock.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES OF
GREEN STREET MORTGAGE

Green Street Mortgage hereby represents and warrants that it has authorized capital stock consisting of 500,000 shares of common stock, $.001 par value per share, of which 500,000 shares are issued and outstanding, and are fully paid and nonaccessible.  Green Street Mortgage does not have  outstanding any options or warrants to purchase, or contracts to issue, or contracts for any other rights entitling anyone to acquire securities convertible into shares of its capital stock.

ARTICLE 9

REPRESENTATIONS AND WARRANTIES OF
SELECT APPRAISAL MANAGEMENT

Select Appraisal Management hereby represents and warrants that it has authorized capital stock consisting of 1,000 shares of common stock, $.001 par value per share, of which 1,000 common shares are issued and outstanding, and are fully paid and nonaccessible.  Select Appraisal Management does not have outstanding any options or warrants to purchase, or contracts to issue, or contracts for any other rights entitling anyone to acquire securities convertible into shares of its capital stock.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES OF
DRY CREEK DEVELOPMENT

Dry Creek Development hereby represents and warrants that it has authorized capital stock consisting of 1,000 shares of common stock, $.001 par value per share, of which 1,000 shares are issued and outstanding, and are fully paid and nonaccessible.  Dry Creek Development does not have outstanding any options or warrants to purchase, or contracts to issue, or contracts or any rights entitling anyone to acquire securities convertible into shares of its capital stock.

ARTICLE 11

AUTOMATIC TERMINATION

The Agreement shall automatically terminate if the Closing has not occurred on or before May 31, 2013, unless previously extended by the written consent of all parties hereto.

ARTICLE 12

TERMINATION BY DIRECTIVE

12.1     Mutual Consent. This Agreement shall terminate in the event the majority of the Board of Directors of each of the parties hereto, prior to the Closing, decide and agree in writing that the Transactions are undesirable and vote to terminate this Agreement.

12.2    Effect of Termination. Upon termination of this Agreement, all parties shall be released from all further liability hereunder, provided that such a termination shall not release any party from any liability which such party may have for a breach theretofore occurring of any covenants or agreements herein made by such party or for any expense which, under the provisions of the Agreement, such party agrees to bear.

ARTICLE 13

COSTS IN EVENT OF TERMINATION

Each party shall be responsible for and shall pay any and all costs incurred by it in connection with this Agreement and the Transactions and shall indemnify each other party against any and all claims with respect thereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

SECURITY NATIONAL FINANCIAL CORPORATION

By:   /s/ Scott M. Quist

Title:  President and Chief Executive Officer

SECURITY NATIONAL LIFE INSURANCE COMPANY

By:   /s/ Scott M. Quist

Title:  President and Chief Executive Officer

SECURITYNATIONAL MORTGAGE COMPANY

By:   /s/ Scott M. Quist

Title:  Chief Executive Officer

GREEN STREET MORTGAGE SERVICES, INC.

By:   /s/ Scott M. Quist

Title:   Chief Executive Officer

SELECT APPRAISAL MANAGEMENT, INC.

By:   /s/ Scott M. Quist

Title:   Chief Executive Officer

DRY CREEK PROPERTY DEVELOPMENT, INC.

By:   /s/ Scott M. Quist

Title:   President and Chief Executive Officer